64236556v2 1 EMERGENCY PROTECTIVE ADVANCE AGREEMENT This Emergency Protective Advance Agreement (the “Agreement”) dated August 8, 2024 (the “Effective Date”), is entered into by and among BurgerFi International, Inc., a Delaware corporation (“Parent”), Plastic Tripod, Inc., a Delaware corporation (together with Parent, each a “Borrower” and collectively, “Borrowers”), the other Subsidiaries of Parent party hereto (each a “Guarantor” and collectively, the “Guarantors”) (as further defined in the Credit Agreement, and together with Borrowers, the “Credit Parties”), TREW Capital Management Private Credit 2 LLC, a Delaware limited liability company, which is the sole lender under the Credit Agreement (“Senior Secured Lender”), and also as administrative agent and collateral agent (in such capacities, together with its successors and permitted assigns, the “Senior Administrative Agent” and together with the Senior Secured Lender and the Administrative Agent, the “Senior Secured Lender Parties”), CP7 Warming Bag, LP (the “Junior Lender”). RECITALS WHEREAS the Credit Parties and the Senior Secured Lender Parties are parties to that certain Credit Agreement dated as of December 15, 2015 (as thereafter modified, including in accordance with (a) that certain First Amendment to Credit Agreement, dated as of March 31, 2017, (b) that certain Second Amendment to Credit Agreement, dated as of March 9, 2018, (c) that certain Third Amendment to Credit Agreement, dated as of March 29, 2019, (d) that certain Fourth Amendment to Credit Agreement and Waiver, dated as of October 30, 2019, (e) that certain Forbearance Agreement and Fifth Amendment to Credit Agreement, dated as of March 25, 2020, (f) that certain Sixth Amendment to Credit Agreement dated as of March 30, 2020, (g) that certain Seventh Amendment to Credit Agreement dated as of April 21, 2020, (h) that certain Eighth Amendment to Credit Agreement dated as of May 19, 2020, (i) Ninth Amendment to Credit Agreement and Waiver dated as of April 1, 2021, (j) that certain Tenth Amendment to Credit Agreement and Joinder dated as of November 3, 2021, (k) that certain Eleventh Amendment to Credit Agreement dated as of November 23, 2021, (l) that certain Twelfth Amendment to Credit Agreement dated as of March 9, 2022, (m) that certain Thirteenth Amendment to Credit Agreement dated as of December 7, 2022, (n) that certain Fourteenth Amendment to Credit Agreement dated as of January 30, 2023, (o) that certain Fifteenth Amendment to Credit Agreement dated as of February 24, 2023, (p) that certain Sixteenth Amendment to Credit Agreement dated as of July 7, 2023, and (q) that certain Forbearance Agreement and Seventeenth Amendment to Credit Agreement dated as of May 30, 2024 (together, the “Existing Credit Agreement”), and as further amended, restated, supplemented, or otherwise modified by this Agreement (the “Credit Agreement”); WHEREAS, as security for their obligations under the Credit Agreement, pursuant to the Amended and Restated Pledge and Security Agreement (“Security Agreement”) dated November 3, 2021, each of the Credit Parties granted the Senior Administrative Agent (a) a first priority lien on the Collateral identified in the Security Agreement, and (b) a first priority lien on the Pledged Equity identified in the Security Agreement; WHEREAS, the Senior Administrative Agent perfected its lien on the Collateral and Pledged Equity by, among other things, filing UCC-1 Financing Statements with the appropriate filing office for each of the Credit Parties;

64236556v2 2 WHEREAS, Borrowers executed a Secured Promissory Note (the “Junior Secured Promissory Note”) in favor of the Junior Lender on February 24, 2023. Any amounts due to the Junior Lender under the Junior Secured Promissory Note are referred to herein as the “Junior Debt”; WHEREAS, on February 24, 2023, the Senior Administrative Agent and the Junior Lender entered into the Intercreditor and Subordination Agreement (the “ISA”), whereby, among other things, the Junior Lender agreed to subordinate the Junior Debt and all payments made thereon to the Obligations owed by the Credit Parties to the Senior Secured Parties under the Credit Agreement and other Credit Documents; WHEREAS, the Senior Secured Lender Parties and the Credit Parties entered into a Forbearance Agreement and Seventeenth Amendment to Credit Agreement (the “Forbearance Agreement”) on May 30, 2024, on which date (a) one or more Events of Default under the Credit Agreement and the other Credit Documents had occurred and were continuing; and (b) the Borrowers had advised the Senior Administrative Agent (or its predecessor) that the Borrowers would be unable to make certain principal and interest payments required pursuant to the Credit Agreement; WHEREAS, the Forbearance Agreement terminated on July 31, 2024, at which time one or more Events of Default under the Credit Agreement and the other Credit Documents were continuing and are continuing as of the date of this Agreement; WHEREAS, the Credit Parties and the Junior Lender have requested that, subject to the terms and conditions of this Agreement, the Senior Secured Lender make a protective advance (the “Protective Advance”) to the Borrowers in the amount of $2,500,000; and WHEREAS, the Senior Secured Lender is willing to make the Protective Advance to the Borrowers solely on the terms and conditions specified herein. NOW, THEREFORE, in consideration of the foregoing and the respective agreements, warranties, covenants, terms and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows: SECTION 1. DEFINITIONS 1.1 Interpretation. All capitalized terms used herein (including the recitals hereto) will have the respective meanings ascribed thereto in the Credit Agreement unless otherwise defined herein. The foregoing recitals, together with all exhibits attached hereto, are incorporated by this reference and made a part of this Agreement. Unless otherwise provided herein, all section and exhibit references herein are to the corresponding sections and exhibits of this Agreement. SECTION 2. PROTECTIVE ADVANCE 2.1 The Senior Secured Lender agrees to make a Protective Advance to the Borrowers in the amount of $2,500,000, upon its receipt of a copy of this Agreement duly executed by each

64236556v2 3 of the Credit Parties, the Senior Secured Lender, the Senior Administrative Agent, and the Junior Lender. 2.2 In exchange for receiving the Protective Advance, Borrowers will obtain one or more executed Letters of Intent (“LOI” or “LOIs”) providing for the sale of the Borrowers’ assets in an amount sufficient to pay the Borrowers’ Obligations to the Senior Secured Lender in full. Each LOI must be received by no later than August 28, 2024, and an Asset Purchase Agreement with respect to such LOI must be executed within seven (7) days after receipt of the LOI. Closing on an Asset Purchase Agreement must occur within sixty (60) days of the execution of the Asset Purchase Agreement unless, prior to the expiration of the sixty-day period, the Borrowers file for Chapter 11 bankruptcy, in which case sale of the Borrowers’ assets will be conducted in accordance with Section 363 of the United States Bankruptcy Code. SECTION 3. JUNIOR LENDER AND CREDITOR PARTY ACKNOWLEDGEMENTS 3.1 Credit Documents. The Junior Lender and each of the Credit Parties acknowledges, confirms, and agrees that the Credit Documents are legal, valid, binding, and enforceable against the Borrowers and Guarantors in accordance with their terms. 3.2 Acknowledgement of Obligations. (a) The Junior Lender and each of the Credit Parties hereby acknowledges, confirms, and agrees that Borrowers are indebted to the Senior Secured Lender, pursuant to the Credit Agreement, as of August 8, 2024 in the total principal amount of $56,401,383.19 and accrued interest in the amount of $1,352,087.95 for a total amount of $57,753,470.95 with respect to the Obligations under the Credit Agreement as set forth in the following table. Plus interest that will continue to accrue interest from the date of this Agreement at the rate of 12.5% annum, or a per diem rate of $19,315.54 (the “Obligations”). (b) The Junior Lender and each of the Credit Parties hereby acknowledges, confirms and agrees that all such Obligations, together with interest accrued and accruing thereon, and all fees, costs, expenses and other charges now or hereafter payable by Credit

64236556v2 4 Parties to Lender pursuant to the Credit Agreement and the other Credit Documents, are valid and subsisting obligations of each of the Credit Parties, jointly and severally, to Lender, without offset, deduction, claim, counterclaim, or defense of any kind, nature, or description whatsoever. 3.3 Acknowledgement of First Priority Security Interests. The Junior Lender and each of the Credit Parties hereby acknowledges, represents, warrants, confirms, and agrees that the Senior Administrative Agent, on behalf of the Senior Secured Lender, has, and will continue to have, valid, enforceable, and perfected first-priority security interests in and continuing liens upon and security interests in the Collateral and the Pledged Equity heretofore granted to the Senior Administrative Agent for the benefit of the Senior Secured Lender Parties pursuant to the Credit Agreement and the other Credit Documents without offset, deduction, claim, counterclaim, or defense of any kind, nature, or description whatsoever. A complete list of the Collateral, including bank accounts (with the name of the bank and the last four numbers of the bank account) and the Pledged Equity is set forth on Exhibit A hereto. 3.4 Binding Effect of Documents. Each of the Credit Parties hereby acknowledges, confirms, and agrees that: (a) this Agreement constitutes a Credit Document, (b) each of the Credit Agreement and the other Credit Documents to which it is a party has been duly executed and delivered to the Senior Administrative Agent by each of the Credit Parties, and each is and will remain in full force and effect as of the date hereof except as modified pursuant hereto, (c) the agreements and obligations of each of the Credit Parties contained in such documents and in this Agreement constitute the legal, valid and binding obligations of each of the Credit Parties, enforceable against it in accordance with their respective terms, and such each of the Credit Parties has no valid defense to the enforcement of such obligations, (d) the Senior Administrative Agent and Senior Secured Lender are and will be entitled to the rights, remedies and benefits provided for under the Credit Agreement and the other Credit Documents and applicable law and (e) each of the Credit Parties shall comply with all limitations, restrictions or prohibitions that would otherwise be effective or applicable under the Credit Agreement or any of the other Credit Documents during the continuance of any Event of Default, and except to the extent expressly provided otherwise in this Agreement, any right or action of any of the Credit Parties set forth in the Credit Agreement or the other Credit Documents that is conditioned on the absence of any Event of Default may not be exercised or taken as a result of the Existing Defaults and the Anticipated Defaults (each, as hereafter defined). SECTION 4. ACKNOWLEDGEMENT OF DEFAULTS; RESERVATION OF RIGHTS 4.1 Acknowledgment of Default. Each of the Credit Parties hereby acknowledges, confirms, and agrees that certain Events of Default under the Credit Agreement referenced in Administrative Agent’s January 11, 2024 and April 2, 2024 Notices of Event of Default and 3.5 Emergency Bankruptcy Filing Unnecessary. The Junior Lender and each of the Credit Parties hereby acknowledges, represents, warrants, confirms, and agrees that the receipt of the Protective Advance will eliminate the need for an emergency bankruptcy filing by one or both of the Borrowers and that any bankruptcy filing by a Borrower prior to receipt of either (i) Senior Secured Lender’s consent, or (ii) August 28, 2024, absent other material changes in circumstances, will constitute a bad faith bankruptcy filing.

64236556v2 5 Reservation of Rights letters, together with the other items identified as existing Events of Default in Exhibit A hereto (collectively, the “Existing Defaults”), have occurred under the Credit Documents, each of which constitutes an Event of Default and entitle the Senior Administrative Agent and Senior Secured Lender to exercise their respective rights and remedies under the Credit Agreement and the other Credit Documents or applicable law. Each of the Credit Parties acknowledges that once an Event of Default, including the Existing Defaults, has occurred, subject to taking into account any applicable cure rights, grace periods and/or notice periods expressly set forth in the Credit Agreement or any other Credit Document, no such Event of Default shall cease to exist and/or cease to be continuing unless and until such Event of Default is waived in writing in accordance with the Credit Agreement. Each of the Credit Parties hereby acknowledges and agrees that, due to the occurrence and continuation of the Existing Defaults, the Senior Administrative Agent and the Senior Secured Lender have the exercisable right to declare the Obligations to be immediately due and payable under the terms of the Credit Agreement and the other Credit Documents. 4.2 No Waivers; Cumulative Remedies; Reservation of Rights. (a) The Senior Secured Lender Parties have not waived, are not by this Agreement waiving, and have no intention of waiving, any Event of Default which may be continuing on the date hereof or any Event of Default which may occur after the date hereof (whether the same or similar to the Existing Defaults or the Anticipated Defaults or otherwise). (b) Except as otherwise specifically provided in this Agreement, the rights, powers, authorities, remedies, interests, and benefits conferred upon the Senior Secured Lender Parties by and as provided in this Agreement are intended to supplement, and be in addition to (and shall not in any way replace, supersede, amend, limit or restrict), the rights, powers, authorities, remedies, interests and benefits conferred upon any of them by the Credit Agreement and other Credit Documents. (c) The Senior Secured Lender Parties reserve their rights, in their discretion, to exercise any or all of their rights and remedies under the Credit Agreement and the other Credit Documents as a result of any other Events of Default occurring at any time, subject in all respects to any applicable cure rights, grace periods and/or notice periods expressly set forth in the Credit Agreement or any other Credit Document. The Senior Secured Lender Parties have not waived any of such rights or remedies, and nothing in this Agreement, and no delay on their part in exercising any such rights or remedies, may or will be construed as a waiver of any such rights or remedies or a waiver of their right to insist upon the strict performance at all times in the future of all of the terms, conditions, covenants, and provisions of this Agreement or the Credit Documents. The Credit Parties further acknowledge and agree that the Senior Secured Lender Parties have not and are not hereby waiving any known or unknown defaults or events of default, which are hereby expressly reserved and preserved by the Senior Secured Lender Parties.

64236556v2 6 SECTION 5. EVENTS OF DEFAULT 5.1 Events of Default. The occurrence of one or more of the following shall constitute a “Default” under this Agreement: (a) The Junior Lender and/or the Credit Parties shall fail to abide by or observe any term or provision contained in this Agreement. (b) Any Event of Default under the Credit Agreement occurs after the Effective Date of this Agreement. SECTION 6. REMEDIES 6.1 Termination of this Agreement. Immediately upon the occurrence of a Default: (a) This Agreement shall immediately and automatically cease without notice or further action without notice to, or action by, any party. (b) The Senior Secured Lender Parties shall be entitled to exercise any or all of their rights and remedies under the Credit Documents, this Agreement, or any stipulations or other documents executed in connection with or related to this Agreement or any of the Credit Documents, or applicable law, including, without limitation, the appointment of a receiver. (c) The Senior Secured Lender Parties may set off or apply to the payment of any or all of the Obligations, any deposit balances, any or all of the Collateral or proceeds thereof, or other money now or hereafter owed to any Senior Secured Lender Party by any of the Credit Parties. 6.2 Appointment of Receiver or Trustee. In addition to all rights and remedies of the Senior Secured Lender under the Credit Agreement, the other Credit Documents or otherwise, any time prior to initiating a power of sale in any foreclosure or other legal proceedings to exercise rights or remedies against any Borrower, any Guarantor, or any Collateral, upon five (5) Business Days’ prior written notice to the Borrowers, the Senior Secured Lender may make application to a court of competent jurisdiction for the appointment of a receiver or trustee, without (i) the necessity of a bond, for all or any part of business operations of Borrowers or the Collateral securing all or any of the Obligations owed to the Senior Secured Lender, as a matter of strict right, (ii) regard to the adequacy of the Collateral for the repayment of the Obligations owed to the Senior Secured Lender, (iii) regard to the solvency of Borrowers or any other individual or entity responsible for the sums due under the Credit Agreement, any of the other Credit Documents or any other document or agreement otherwise evidencing the Obligations (together or separately) owed to the Senior Secured Lender, or (iv) regard to the joint liability or solvency of any other person(s) or property liable for payment of such Obligations. 6.3 Bankruptcy Filing. If any Borrower or any Guarantor (each a “Bankruptcy Party”) files or has filed against it a petition in bankruptcy, seeks relief or protection under any of the sections or chapters of the United States Bankruptcy Code (the “Bankruptcy Code”) or an

64236556v2 7 order for relief is entered by a bankruptcy court in an involuntary bankruptcy case with respect to Borrower or any Guarantor, the Senior Secured Lender thereupon will have the right to request any one or more of the following: (i) immediate relief from any automatic stay imposed by Section 362 of the Bankruptcy Code or any stay or other restriction on the Senior Secured Lender’s rights under this Agreement, under the documents, instruments or agreements referenced in this Agreement, or under any of the court’s equitable powers, (ii) a termination of the exclusive period under Section 1121 of the Bankruptcy Code, and (iii) a dismissal of the bankruptcy case or proceeding. Nothing in this Agreement shall be deemed in any way to limit or restrict any of the Senior Secured Lender’s rights to seek in a bankruptcy court or any other court of competent jurisdiction any relief Lender may deem appropriate in the event that a voluntary or involuntary petition under any title of the Bankruptcy Code is filed by or against a Bankruptcy Party or any Bankruptcy Party’s right to oppose such relief. Each Bankruptcy Party further acknowledges, represents, warrants, confirms, and agrees that, if any portion of the Protective Advance remains outstanding on the date a Bankruptcy Party files for Chapter 11 bankruptcy protection, such amount shall be “rolled-up” and made part of any debtor-in-possession financing obtained by the Bankruptcy Party pursuant to Section 364 of the United States Bankruptcy Code. Each Bankruptcy Party further acknowledges and agrees that the representations, acknowledgments, agreements and warranties in this Agreement have been made by the Bankruptcy Parties as a specifically bargained for, material inducement to the Senior Secured Lender to enter into this Agreement, that the Senior Secured Lender is relying on such representations and warranties, has changed and will continue to change its position in reliance thereon and that the Senior Secured Lender would not have entered into this Agreement without such representations, acknowledgments, agreements and warranties. Each Bankruptcy Party has consulted with counsel and relied upon counsel’s advice in connection with the negotiation and execution of this Agreement. SECTION 7. THE CREDIT PARTIES’ RELEASES. 7.1 In consideration of the agreements of the Senior Secured Lender Parties contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the and each of the Credit Parties, on behalf of itself and its agents, representatives, officers, directors, advisors, employees, subsidiaries, affiliates, successors and assigns (collectively, “Releasors”), hereby forever agrees and covenants not to sue or prosecute against any Releasee (as hereinafter defined) and hereby forever waives, releases and discharges, to the fullest extent permitted by applicable Law, each Releasee from any and all claims (including, without limitation, crossclaims, counterclaims, rights of setoff and recoupment), actions, causes of action, suits, debts, accounts, interests, liens, promises, warranties, damages and consequential damages, demands, agreements, bonds, bills, specialties, covenants, controversies, variances, trespasses, judgments, executions, costs, expenses or claims whatsoever, that any Releasor now has or hereafter may have, of whatsoever nature and kind, whether known or unknown, whether now existing or hereafter arising, whether arising at law or in equity (collectively, the “Claims”), against any or all of the Secured Parties in any capacity and their respective affiliates, subsidiaries, shareholders and “controlling persons” (within the meaning of the federal securities laws), and their respective predecessors, successors and assigns and each and all of the officers, directors, employees, agents, attorneys, advisors and other representatives of each of the foregoing (collectively, the “Releasees”), based in whole or in part on facts, whether or not now known, existing on or before the date hereof, that relate to, arise out of or otherwise are in connection with:

64236556v2 8 (i) any or all of the Credit Documents or transactions contemplated thereby or any actions or omissions in connection therewith, (ii) any aspect of the dealings or relationships between or among any or all of the Credit Parties, on the one hand, and any or all of the Releasees, on the other hand, relating to any or all of the documents, transactions, actions or omissions referenced in clause (i) hereof, or (iii) the ISA, as amended and or modified, or transactions contemplated thereby or any actions or omissions in connection therewith. The request by any of the Credit Parties (or by any Borrower on behalf of any of the Credit Parties) for any Loan and the funding of any Loan after the date hereof shall constitute a ratification, adoption, and confirmation by Borrowers and each of the other Credit Parties of the foregoing general release of all Claims against the Releasees that are based in whole or in part on facts, whether or not now known or unknown, existing on or prior to the date of receipt of any such Loans or other financial accommodations. In entering into this Letter Agreement, Borrowers and each of the other Credit Parties consulted with, and have been represented by, legal counsel and expressly disclaim any reliance on any representations, acts or omissions by any of the Releasees and hereby agree and acknowledge that the validity and effectiveness of the releases set forth above do not depend in any way on any such representations, acts and/or omissions or the accuracy, completeness or validity thereof. The provisions of this paragraph shall survive the termination of this Letter Agreement, the Credit Agreement, the other Credit Documents, and payment in full of the Obligations. 7.2 The Releasors understand, acknowledge and agree that the release set forth above may be pleaded as a full and complete defense to any Claim and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release. 7.3 The Releasors agree that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered will affect in any manner the final, absolute and unconditional nature of the release set forth above. 7.4 The Releasors hereby absolutely, unconditionally and irrevocably covenant and agree with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by any Releasor pursuant to the foregoing covenants. SECTION 8. MISCELLANEOUS 8.1 Authorization. Each party hereto has the necessary authority to execute, deliver and perform this Agreement and such authority has been duly authorized by all necessary corporate or other applicable action. 8.2 Execution in Counterparts. This Agreement may be executed in one or more counterparts (and by different parties hereto in different counterparts), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier or other electronic transmission of an executed counterpart of a signature page to this Agreement, including by email with a pdf copy hereof attached, shall be effective as delivery of an original executed counterpart of this Agreement.

64236556v2 9 8.3 Integration; Modification of Agreement. This Agreement and the Credit Documents embody the entire understanding between the parties hereto and supersedes all prior agreements and understandings (whether written or oral) relating to the subject matter hereof and thereof. The terms of this Agreement may not be waived, modified, altered or amended except by agreement in writing signed by all the parties hereto. This Agreement shall not be construed against the drafter hereof. 8.4 Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. 8.5 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 AND SECTION 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK) WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION. 8.6 Consent to Jurisdiction. The Junior Lender and each of the Credit Parties hereby irrevocably and unconditionally consent to the jurisdiction of the United States District Court for the Southern District of New York and of all New York state courts for the purpose of bringing any litigation, actions or proceedings in any manner relating to or arising out of this Agreement or any of the Credit Documents. Nothing herein or in any Credit Document shall affect any right that the Senior Secured Lender Parties may otherwise have to bring any action or proceeding relating to this Agreement or any Credit Document against the Junior Lender or any Credit Party or its properties in the courts of any jurisdiction. 8.7 Waiver of Venue. The Junior Lender and the Credit Parties hereby each waive any objection they may now or hereafter have to the laying of venue in such court and irrevocably waive, to the fullest extent permitted by applicable law, the defense of forum non conveniens to the maintenance of such action or proceeding in any such court. 8.8 Service of Process. Each Credit Party hereby irrevocably consent to the service of process by certified or registered mail sent to the address provided for notices in Annex 1 of the Credit Agreement for each Credit Party and agree that nothing herein will affect the right of the Administrative Agent, Collateral Agent or Lender to serve process in any other manner permitted by applicable law. 8.9 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and the non-party Releasees and their respective permitted successors and assigns; provided, however, that the Credit Parties may not assign any rights or delegate any obligations arising herein without the prior written consent of the Senior Secured Lender and any prohibited assignment shall be absolutely void. The Senior Secured Lender Parties may assign their rights and interests in this Agreement, the Credit Documents and all documents executed in connection with or related to this Agreement or the Credit Documents, at any time without the consent of or notice to any of the other parties hereto.

64236556v2 10 8.10 Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.11 Direction. The Senior Secured Lender hereby directs the Senior Administrative Agent (in its capacity as Administrative Agent and Collateral Agent) to execute and deliver this Agreement. The Senior Secured Lender hereby represents and warrants to the Senior Administrative Agent that, as of the Effective Date, it is the sole lender under the Credit Agreement. 8.12 Amendment. This Agreement may not be amended or otherwise modified without the written consent of each of the parties hereto. [Signature Pages Follow]

64236556v2 EXHIBIT A to EMERGENCY PROTECTIVE ADVANCE AGREEMENT A complete list of the Collateral, including bank accounts (with the name of the bank and the last four numbers of the bank account) and the Pledged Equity.